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                                                                EXHIBIT 10.13(d)

                             FLEET RETAIL GROUP INC.
                                 40 Broad Street
                                Boston, MA 02109

                          dated as of January 24, 2005

      RE: WAIVER REGARDING DELIVERY OF FINANCIAL STATEMENTS

      Reference is hereby made to the AMENDED AND RESTATED DEBTOR-IN-POSSESSION AND EXIT CREDIT AGREEMENT dated as of June 25, 2004 (as amended and in effect from time to time, the "Credit Agreement"), among FOOTSTAR, INC., a debtor and debtor-in-possession, a Delaware corporation, having its chief executive office at 933 MacArthur Boulevard, Mahwah, NJ 07430, as Lead Borrower for the Borrowers, being said FOOTSTAR, INC. and FOOTSTAR CORPORATION, a debtor and debtor-in-possession, a Texas corporation, having its principal place of business at 933 MacArthur Boulevard, Mahwah, NJ 07430; FLEET NATIONAL BANK and the other financial institutions party to the Credit Agreement as hereinafter defined (collectively, the "Lenders"); FLEET NATIONAL BANK, as Administrative Agent and Swingline Lender, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; FLEET RETAIL GROUP, INC. (formerly known as Fleet Retail Finance Inc.), as Collateral Agent for the Lenders, a Delaware corporation having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; GENERAL ELECTRIC CAPITAL CORPORATION, as syndication agent; and WELLS FARGO FOOTHILL, LLC, as documentation agent. All capitalized terms not otherwise defined herein which are defined in the Credit Agreement shall have the same meanings herein as specified in the Credit Agreement.

      SECTION 1. DELIVERY OF FINANCIAL STATEMENTS. Pursuant to Section 6.1(a) of the Credit Agreement, the Borrowers are required to deliver to the Agents, no later than the earlier to occur of (i) January 31, 2005 and (ii) the Exit Facility Date with respect to the 2002 and 2003 fiscal years of the Lead Borrower and within 90 days after the end of each fiscal year thereafter, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year. The Borrowers have informed the Agents that they will be unable to comply with the provisions of
Section 6.1(a) of the Credit Agreement with respect to the 2003 and 2004 fiscal years of the Lead Borrower. Such noncompliance will constitute an Event of Default under Section 8.1(1)(d) of the Credit Agreement. In anticipation of such Event of Default, the Borrowers have requested that the Agents and the Lenders
(i) grant an extension of time in which to satisfy the requirements of Section 6.1(a) of the Credit Agreement and (ii) waive any Default or Event of Default which may be caused by the application of the provisions of 8.1(1)(d) of the Credit Agreement in connection therewith.

      SECTION 2. SPECIFIC WAIVER. Solely in connection with the Borrowers' obligations under Section 6.1(a) of the Credit Agreement for the 2003 and 2004 fiscal years of the Lead Borrower, the Lenders hereby waive any Default or Event of Default which may be caused by the application of the provisions of Section 8.1(1)(d) of the Credit Agreement in respect of the Borrowers' failure to satisfy the reporting requirements set forth in Section 6.1(a) of the Credit Agreement, provided that the Agents receive, prior to the Exit Facility Date, the Borrowers' consolidated balance sheet and related statements of operations, stockholders' equity and cash

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flows for each of the 2003 and 2004 fiscal years of the Lead Borrower, all in the form prescribed in Section 6.1(a) of the Credit Agreement.

      SECTION 3. CONDITIONS TO EFFECTIVENESS. The provisions of this Waiver shall become effective once this Waiver shall have been duly executed and delivered by each of the Borrowers, the Agents and the Required Lenders.

      SECTION 4. MISCELLANEOUS. The waivers granted herein are limited strictly to their terms, shall apply only to the specific transactions described herein, shall not extend to or affect any of the Borrowers' other obligations contained in the Credit Agreement and the other Loan Documents. The Agents and the Lenders shall not have any obligation to issue any further waivers with respect to the subject matter of this Waiver or any other matter. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, (a) any obligations of the Borrowers under the Credit Agreement and the other Loan Documents, or (b) any rights of the Agents or the Lenders under the Credit Agreement or the other Loan Documents.

      This Waiver may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

     [Remainder of page intentionally left blank; signature pages to follow]

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      IN WITNESS WHEREOF, the undersigned have duly executed this Waiver as of the date first set forth above.

                                   FOOTSTAR, INC.,
                                   as Lead Borrower and as a Borrower

                                   By: /s/ VINCENT ZANNA
                                       ---------------------------
                                       Name: Vincent Zanna
                                       Title: Assistant Treasurer

                                   FOOTSTAR CORPORATION,
                                   as a Borrower

                                   By: /s/ VINCENT ZANNA
                                       ---------------------------
                                       Name: Vincent Zanna
                                       Title: Assistant Treasurer

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                                FLEET NATIONAL BANK,
                                as Administrative Agent, as Swingline Lender and as Issuing Bank

                                By: /s/ KEITH VERCAUTEREN
                                    --------------------------------
                                    Name: Keith Vercauteren
                                    Title: Director

                                FLEET RETAIL GROUP, INC.,
                                as Collateral Agent

                                By: /s/ KEITH VERCAUTEREN
                                    --------------------------------
                                    Name: Keith Vercauteren
                                    Title: Director

                                GENERAL ELECTRIC CAPITAL
                                CORPORATION,
                                as Syndication Agent and as a Lender

                                By: /s/ CHARLES CHIODO
                                    --------------------------------
                                    Name: Charles Chiodo
                                    Title: Duly Authorized Signatory

                                WELLS FARGO FOOTHILL, LLC,
                                as Documentation Agent and as a Lender

                                By: /s/ EUNNIE KIM
                                    --------------------------------
                                    Name: Eunnie Kim
                                    Title: VP

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                                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            as a Lender

                                            By: /s/ MANUEL BORGES
                                                --------------------------
                                                Name: Manuel Borges
                                                Title: Vice President

                                            AMSOUTH BANK,
                                            as a Lender

                                            By: /s/ KEVIN R. ROGERS
                                                --------------------------
                                                Name: Kevin R. Rogers
                                                Title: Attorney-in-Fact

                                            NATIONAL CITY BUSINESS CREDIT, INC.,
                                            as a Lender

                                            By: /s/ THOMAS W. BUDA, JR.
                                                --------------------------
                                                Name: Thomas W. Buda, Jr.
                                                Title: Vice President